UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-Q

                  QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
                    REGISTERED MANAGEMENT INVESTMENT COMPANY


Investment Company Act file number:                      811-3363

Exact name of registrant as specified in charter:        Delaware Group
                                                         Government Fund

Address of principal executive offices:                  2005 Market Street
                                                         Philadelphia, PA 19103

Name and address of agent for service:                   David F. Connor, Esq.
                                                         2005 Market Street
                                                         Philadelphia, PA 19103

Registrant's telephone number, including area code:      (800) 523-1918

Date of fiscal year end:                                 July 31

Date of reporting period:                                October 31, 2006

Item 1. Schedule of Investments (Unaudited)


Delaware American Government Bond Fund
______________________________________

October 31, 2006

                                                      Principal       Market
                                                      Amount          Value

Agency Collateralized Mortgage Obligations - 14.77%

Fannie Mae
     Series 1988-15 A 9.00% 6/25/18                  $    1,906     $     2,030
     Series 1996-46 ZA 7.50% 11/25/26                   237,579         245,869
     Series 2001-50 BA 7.00% 10/25/41                   283,964         291,419
     Series 2003-122 AJ 4.50% 2/25/28                   207,189         202,252
     Series 2005-110 MB 5.50% 9/25/35                 1,470,000       1,481,926
Fannie Mae Grantor Trust
     Series 2001-T8 A2 9.50% 7/25/41                    594,353         641,504
     Series 2001-T10 A1 7.00% 12/25/41                  298,773         307,621
     Series 2002-T1 A2 7.00% 11/25/31                   167,952         173,083
Fannie Mae Strip
     Series 35-2 12.00% 7/1/18                          108,996         123,697
     Series C-2 12.00% 5/1/09                           113,383         118,985
     Series D-2 11.00% 4/1/09                            69,357          71,589
     Series F-2 11.50% 5/1/09                            48,108          50,022
     Series H-2 11.50% 5/1/09                            81,370          84,696
     Series J-1 7.00% 11/1/10                             6,121           6,181
Fannie Mae Whole Loan
     Series 2002-W1 2A 7.50% 2/25/42                    178,562         185,554
     Series 2004-W9 2A1 6.50% 2/25/44                   216,126         221,299
Freddie Mac
     Series 2552 KB 4.25% 6/15/27                       420,774         416,303
     Series 2662 MA 4.50% 10/15/31                      362,245         355,541
     Series 3063 PC 5.00% 2/15/29                     1,065,000       1,053,648
/ Freddie Mac Structured Pass Through Securities
     Series T-42 A5 7.50% 2/25/42                        63,274          65,737
     Series T-58 2A 6.50% 9/25/43                     1,240,316       1,266,497
GNMA
     Series 2002-28 B 5.779% 7/16/24                  4,000,000       4,079,716
     Series 2002-61 BA 4.648% 3/16/26                 2,240,928       2,217,316
     Series 2003-78 B 5.11% 10/16/27                  5,000,000       4,973,038
                                                                      _________

Total Agency Collateralized Mortgage Obligations
     (cost $18,839,252)                                              18,635,523
                                                                     __________

Agency Mortgage-Backed Securities - 20.94%

Fannie Mae
     5.50% 1/1/13                                       444,979         446,273
     6.215% 6/1/08                                      621,980         625,362
     7.41% 4/1/10                                     4,775,731       5,098,353
     10.50% 6/1/30                                       11,493          12,913
~ Fannie Mae ARM
     5.068% 8/1/35                                      447,333         438,351
     5.919% 4/1/36                                    1,227,187       1,240,084
     6.186% 6/1/36                                      896,593         901,180
     6.25% 7/1/36                                       740,711         752,576
     6.326% 7/1/36                                      757,538         770,622
     6.35% 8/1/36                                       413,030         420,373
     6.373% 4/1/36                                      391,718         401,327
Fannie Mae Relocation 15 yr 4.00% 9/1/20                560,773         530,121
Fannie Mae Relocation 30 yr 5.00% 9/1/33 to 11/1/33   1,607,126       1,566,228
Fannie Mae S.F. 15 yr
     6.50% 6/1/16                                            33              34
     8.00% 10/1/16                                      425,534         442,590
Fannie Mae S.F. 15 yr TBA
     6.00% 11/1/21                                      240,000         243,750
     6.00% 12/1/21                                      310,000         314,553
Fannie Mae S.F. 30 yr
     8.00% 2/1/30                                        65,828          69,459
     10.00% 7/1/20 to 2/1/25                            616,651         682,397

Fannie Mae S.F. 30 yr TBA
     5.00% 11/1/35 TBA                                  315,000         304,172
     5.50% 11/1/36                                      680,000         671,925
Freddie Mac 6.00% 1/1/17                                256,826         259,394
Freddie Mac Relocation 15 yr 3.50% 9/1/18
to 10/1/18                                            2,599,926       2,408,248
Freddie Mac Relocation 30 yr 5.00% 9/1/33             2,075,495       2,029,501
Freddie Mac S.F. 20 yr 5.50% 9/1/24                   1,105,935       1,103,498
Freddie Mac S.F. 30 yr
     7.00% 11/1/33                                      120,550         124,392
     8.00% 5/1/11 to 5/1/31                             448,704         464,964
     8.50% 12/1/09                                        9,014           9,177
     9.00% 9/1/30                                       199,799         216,754
     10.00% 1/1/19                                       28,170          30,972
     11.50% 6/1/15 to 3/1/16                            174,639         195,795
Freddie Mac S.F. 30 yr TBA 5.00% 11/1/36                145,000         140,106
GNMA I GPM
     11.00% 3/15/13                                      32,363          35,335
     12.00% 1/15/13                                       6,685           7,451
     12.25% 3/15/14                                      10,773          11,886
GNMA I S.F. 15 yr 6.50% 7/15/14                          83,178          85,060
GNMA I S.F. 30 yr
     6.00% 4/15/33                                      608,900         618,026
     7.00% 5/15/28                                      372,848         385,882
     7.50% 12/15/23 to 1/15/32                          448,479         467,503
     8.00% 5/15/30                                       40,180          42,585
     9.50% 9/15/17 to 3/15/23                           222,170         241,685
     10.00% 9/15/18                                      12,427          13,771
     11.00% 12/15/09 to 9/15/15                         123,291         133,324
     11.50% 7/15/15                                       6,279           7,029
     12.00% 12/15/12 to 11/15/15                        407,836         455,260
     12.50% 5/15/10 to 1/15/16                           72,839          80,949
GNMA II GPM 10.75% 3/20/16                                8,044           8,835
GNMA II S.F. 30 yr
     6.00% 11/20/28                                     204,296         207,022
     6.50% 2/20/30                                      264,756         271,934
     7.50% 9/20/30                                       53,463          55,529
     8.00% 6/20/30                                       26,519          28,001
     10.00% 11/20/15 to 6/20/21                          70,047          77,527
     10.50% 3/20/16 to 2/20/21                           79,644          88,808
     11.00% 5/20/15 to 7/20/19                           47,993          53,002
     12.00% 3/20/14 to 5/20/15                           12,503          14,041
     12.50% 10/20/13 to 7/20/15                          95,147         105,220
                                                                        _______

Total Agency Mortgage-Backed Securities
     (cost $26,756,944)                                              26,411,109
                                                                     __________

Agency Obligations - 17.00%

^ Fannie Mae 5.329% 10/9/19                           7,000,000       3,476,060
^ Financing Corporation Interest Strip
     CPN 5.175% 3/26/12                               1,300,000       1,007,412
     CPN 5.319% 10/6/15                                 653,000         422,066
     CPN 5.45% 2/8/13                                   752,000         556,509
     CPN 5.46% 8/8/13                                   752,000         543,944
     CPN 5.47% 3/26/14                                1,012,000         707,779
     CPN A 5.486% 2/8/14                                752,000         529,695
     CPN 1 4.413% 11/11/13                            2,150,000       1,533,275
     CPN-1 5.283% 5/11/15                             3,000,000       1,982,034
     CPN 12 4.264% 6/6/12                            12,775,000       9,827,589
     CPN 19 5.119% 12/6/10                              520,000         428,023
     CPN 19 5.351% 6/6/16                               120,000          74,880
Freddie Mac 4.75% 1/19/16                               355,000         350,102
                                                                        _______

Total Agency Obligations (cost $21,628,072)                          21,439,368
                                                                     __________

Commercial Mortgage-Backed Securities - 3.47%

Bank of America Commercial Mortgage Securities
   ~ Series 2006-3 A4 5.889% 7/10/44                    460,000         479,620
     Series 2006-4 A4 5.634% 7/10/46                    325,000         333,052
# Credit Suisse First Boston Mortgage Securities
Series 2001-SPGA A2 144A 6.515% 8/13/18               1,505,000       1,592,494
~ Credit Suisse Mortgage Capital Certificates
Series 2006-C1 AAB 5.681% 2/15/39                       115,000         116,872
~ Goldman Sachs Mortgage Securities II Series
2006-GG8 A4 5.56% 11/10/39                              715,000         728,549
~ JPMorgan Chase Commercial Mortgage Securities
Series 2006-LDP7 AJ 6.066% 4/15/45                      135,000         140,644
   # Series 2006-RR1A A1 144A 5.609% 10/18/52           125,000         125,645

Merrill Lynch Mortgage Trust Series
2005-CIP1 A2 4.96% 7/12/38                              540,000         537,058
# Tower 144A
     Series 2006-1 B 5.588% 2/15/36                     130,000         130,442
     Series 2006-1 C 5.707% 2/15/36                     195,000         195,736
                                                                        _______

Total Commercial Mortgage-Backed Securities
     (cost $4,332,957)                                                4,380,112
                                                                      _________

Corporate Bonds - 1.33%

Banking - 1.33%
CitiFinancial 10.00% 5/15/09                          1,500,000       1,678,176
                                                                      _________

Total Corporate Bonds (cost $1,963,125)                               1,678,176
                                                                      _________

Municipal Bonds - 0.35%

~ Massachusetts State Special Obligation
Revenue Loan 3.679% 6/1/22 (FSA)                        400,000         439,896
                                                                        _______

Total Municipal Bonds (cost $438,835)                                   439,896
                                                                        _______

Non-Agency Asset-Backed Securities - 0.23%

# Dunkin Securitization Series 2006-1
A2 144A 5.779% 6/20/31                                  285,000         290,087
                                                                        _______

Total Non-Agency Asset-Backed Securities
     (cost $284,996)                                                    290,087
                                                                        _______

Non-Agency Collateralized Mortgage Obligations - 7.52%

Bank of America Alternative Loan Trust
     Series 2003-10 2A1 6.00% 12/25/33                1,253,741       1,255,309
     Series 2004-11 1CB1 6.00% 12/25/34                 925,318         931,483
     Series 2005-5 2CB1 6.00% 6/25/35                   232,979         233,198
~ Bear Stearns Alternative A Trust Series
2006-3 33A1 6.194% 5/25/36                              497,704         503,684
Bear Stearns Asset Backed Securities Series
2005-AC8 A5 5.50% 11/25/35                              417,477         416,149
Countrywide Alternative Loan Trust Series
2006-2CB A3 5.50% 3/25/36                               346,116         347,213
~ GMAC Mortgage Loan Trust Series
2005-AR2 4A 5.183% 5/25/35                              382,629         376,146
# GSMPS Mortgage Loan Trust 144A
     Series 1998-2 A 7.75% 5/19/27                      218,471         228,931
     Series 1999-3 A 8.00% 8/19/29                      475,519         502,315
     Series 2005-RP1 1A4 8.50% 1/25/35                  532,213         564,703
~ Indymac Index Mortgage Loan Trust Series
2006-AR7 5A1 6.166% 5/25/36                             317,733         321,952
Lehman Mortgage Trust Series 2005-2 2A3
5.50% 12/25/35                                          414,333         413,573
# MASTR Reperforming Loan Trust Series 2005-1
1A5 144A 8.00% 8/25/34                                  353,515         373,980
~ Nomura Asset Acceptance Series 2006-AF1 1A2
6.159% 5/25/36                                        1,355,000       1,367,491
Residential Asset Mortgage Products Series
2004-SL1 A3 7.00% 11/25/31                              204,971         207,640
Structured Asset Securities Series 2004-12H
1A 6.00% 5/25/34                                        485,408         485,863
/ Washington Mutual Alternative Mortgage
Pass Through Certificates
     Series 2005-1 5A2 6.00% 3/25/35                    215,967         215,028
     Series 2005-1 6A2 6.50% 3/25/35                     46,408          46,694
~ Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR4 2A1 5.787% 4/25/36                      700,798         699,249
                                                                        _______

Total Non-Agency Collateralized Mortgage Obligations
     (cost $9,584,583)                                                9,490,601
                                                                      _________

U.S. Treasury Obligations - 32.23%

U.S. Treasury Bonds 4.50% 2/15/36                     5,585,000       5,392,144
U.S. Treasury Inflation Index Bonds 2.00% 1/15/26       693,401         662,929
U.S. Treasury Inflation Index Notes
     2.375% 4/15/11                                     236,258         235,068
     2.50% 7/15/16                                      651,179         660,744
     3.00% 7/15/12                                    4,496,191       4,636,171
U.S. Treasury Notes
     4.50% 9/30/11                                   12,210,000      12,171,368
     4.875% 10/31/08                                     50,000          50,184
     4.875% 5/15/09                                     290,000         291,745
oo 4.875% 8/15/16                                    13,150,000      13,427,385
^ U.S. Treasury Strip 4.106% 11/15/13                 4,295,000       3,122,727
                                                                      _________

Total U.S. Treasury Obligations (cost $40,708,624)                   40,650,465
                                                                     __________

Repurchase Agreements - 3.23%

With BNP Paribas 5.25% 11/1/06
(dated 10/31/06, to be repurchased at $2,108,307,
collateralized by $2,205,000 U.S. Treasury Bills
due 4/26/07, market value $2,151,877)                 2,108,000       2,108,000

With Cantor Fitzgerald 5.25% 11/1/06
(dated 10/31/06, to be repurchased at $1,092,159,
collateralized by $402,000 U.S. Treasury
Notes 3.25% due 8/15/07, market value $399,210
and $737,000 U.S. Treasury Notes
3.375% due 9/15/09, market value $715,361)            1,092,000       1,092,000

With UBS Warburg 5.25% 11/1/06
(dated 10/31/06, to be repurchased at $874,127,
collateralized by $12,000 U.S. Treasury
Bills due 1/11/07, market value $12,257
and $901,000 U.S. Treasury Bills
due 4/26/07, market value $879,498)                     874,000         874,000
                                                                        _______

Total Repurchase Agreements (cost $4,074,000)                         4,074,000
                                                                      _________

Total Market Value of Securities - 101.07%
     (cost $128,611,388)                                            127,489,337

Liabilities Net of Receivables and Other Assets
(See Notes) - (1.07%)                                               (1,350,952)
                                                                    ___________

Net Assets Applicable to 16,862,306 Shares
Outstanding - 100.00%                                              $126,138,385
                                                                   ____________


~ Variable rate security. The interest rate shown is the rate as of October 31, 2006.

# Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2006, the aggregate amount of Rule 144A securities equaled $4,004,333, which represented 3.17% of the Fund's net assets. See Note 5 in "Notes."

^ Zero coupon security. The interest rate shown is the yield at the time of purchase.

oo Fully or partially pledged as collateral for financial futures contracts.

/ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

Summary of Abbreviations:

ARM - Adjustable Rate Mortgage
CPN - Coupon
FSA - Insured by Financial Security Assurance
GNMA - Government National Mortgage Association
GPM - Graduate Payment Mortgage
S.F. - Single Family
TBA - To be announced
yr - Year

The following futures contracts and swap agreements were outstanding at October 31, 2006:

Futures Contracts(1)

                                          Contracts           Notional                                      Notional
                                                             Unrealized
           to Buy                            Cost               Value            Expiration Date          Appreciation
           ______                            ____               _____            _______________          ____________

164 U.S. Treasury 5 year Notes             6,864,415          6,926,000             12/31/06                $61,585
 64 U.S. Treasury 10 year Notes           17,280,366         17,312,250             12/31/06                 31,884
                                                                                                            _______

                                                                                                            $93,469
                                                                                                            _______

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund's (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.


Swap Agreements (2)

                                                                                                           Unrealized
Notional Amount              Expiration Date                   Description                                Appreciation
_______________              _______________                   ___________                                ____________

   $1,890,000                     2/1/07              Agreement with Goldman Sachs                           $30,263
                                                      to receive the notional amount multiplied by the
                                                      return on the Lehman Brothers Commercial
                                                      MBS Index AAA and to pay the notional
                                                      amount multiplied by the 1 month BBA LIBOR
                                                      adjusted by a spread of plus 0.05%.

Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Fund (as defined below) terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related unrealized amounts shown above.

(1) See Note 3 in "Notes."

(2) See Note 4 in "Notes."

___________________________________________________________________________________________________________________________________

Notes

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Group Government Fund (the "Trust") - Delaware American Government Bond Fund (the "Fund").

Security Valuation - U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Swap agreements and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Broad of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, Fair Value Measurements, (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments(R) Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to the Fund are charged directly the Fund. Other expenses common to various funds within the Delaware Investments(R) Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

2. Investments

At October 31, 2006, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At October 31, 2006, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:


Cost of investments                      $128,652,477
Aggregate unrealized appreciation             745,744
Aggregate unrealized depreciation          (1,908,884)
                                          ____________

Net unrealized depreciation              $ (1,163,140)
                                         _____________

For federal income tax purposes, at July 31, 2006, capital loss carryforwards of $17,020,075 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $3,195,086 expires in 2007, $6,907,431 expires in 2008, $1,219,236 expires in 2009, $2,497,064 expires in
2012, $1,839,322 expires in 2013 and $1,361,936 expires in 2014.

3. Futures Contracts

The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in liabilities net of receivables and other assets.

4. Swap Agreements

The Fund may enter into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

5. Credit and Market Risk

The Fund may invest up to 20% of net assets in high quality non-government securities. Non-government securities include corporate bonds, certificates of deposit, corporate commercial paper, asset-backed securities and mortgage-backed securities that are not directly guaranteed by the U.S government in any way. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Trustees has delegated to Delaware Management Company the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. At October 31, 2006, no securities have been determined to be illiquid under the Fund's Liquidity Procedures. Rule 144A securities have been identified on the Schedule of Investments.

6. Additional Information

On August 16-17, 2006, the Board of Trustees of Delaware Group Government Fund approved certain changes to the Delaware American Government Bond Fund's investment goal, strategies and policies. In connection with these changes, the Fund's name will change from Delaware American Government Bond Fund to the Delaware Core Plus Bond Fund. This conversion to a "Core Plus" investment program will essentially create a different fund that does not primarily invest in U.S. government fixed-income securities. These changes become effective at the close of business on January 31, 2007. Please see the prospectus dated November 28, 2006 and the prospectus supplement dated December 5, 2006 for additional details.

Delaware Inflation Protected Bond Fund
______________________________________


October 31, 2006

                                                                                       Principal      Market
                                                                                       Amount o       Value (U.S.$)
Agency Asset-Backed Securities - 0.04%

Fannie Mae Whole Loan Series 2001-W2 AS5 6.473% 10/25/31                        USD        $15,738        $15,675
                                                                                                          _______

Total Agency Asset-Backed Securities (cost $15,701)                                                        15,675
                                                                                                           ______

Agency Collateralized Mortgage Obligations - 0.05%

Government National Mortgage Association Series 2002-20 VD 6.00% 4/20/19                    18,643         18,667
                                                                                                           ______

Total Agency Collateralized Mortgage Obligations (cost $19,063)                                            18,667
                                                                                                           ______

Agency Mortgage-Backed Securities - 0.44%

Fannie Mae S.F. 30 yr TBA 6.50% 12/1/36                                                    145,000        147,673
Freddie Mac S.F. 30 yr 8.00% 5/1/31                                                          5,921          6,244
                                                                                                            _____

Total Agency Mortgage-Backed Securities (cost $153,525)                                                   153,917
                                                                                                          _______

Commercial Mortgage-Backed Securities - 0.00%

Asset Securitization Series 1995-MD4 A1 7.10% 8/13/29                                          288            289
                                                                                                              ___

Total Commercial Mortgage-Backed Securities (cost $295)                                                       289
                                                                                                              ___

Corporate Bonds - 4.15%

Basic Industries - 0.81%
Bowater 9.00% 8/1/09                                                                       115,000        120,175
Catalyst Paper 8.625% 6/15/11                                                               55,000         55,275
Huntsman International 10.125% 7/1/09                                                      105,000        107,100
                                                                                                          _______

                                                                                                          282,550
                                                                                                          _______

Brokerage - 0.43%
LaBranche & Co. 9.50% 5/15/09                                                               95,000        100,463
~ Merrill Lynch 4.95% 3/12/07                                                               50,000         49,742
                                                                                                           ______

                                                                                                          150,205
                                                                                                          _______

Communications - 0.27%
Insight Midwest 10.50% 11/1/10                                                              90,000         93,375
                                                                                                           ______

                                                                                                           93,375
                                                                                                           ______

Consumer Cyclical - 0.83%
Ford Motor Credit 9.875% 8/10/11                                                           155,000        160,316
General Motors Acceptance Corporation
   ~ 6.324% 7/16/07                                                                          5,000          4,999
     6.875% 9/15/11                                                                        100,000        100,789
MGM MIRAGE 9.75% 6/1/07                                                                     20,000         20,500
                                                                                                           ______

                                                                                                          286,604
                                                                                                          _______

Consumer Non-Cyclical - 0.99%
Biovail 7.875% 4/1/10                                                                       80,000         80,600
Pilgrim's Pride 9.625% 9/15/11                                                             100,000        105,250
US Oncology 9.00% 8/15/12                                                                  150,000        156,187
                                                                                                          _______

                                                                                                          342,037
                                                                                                          _______

Energy - 0.07%
~ Secunda International 13.374% 9/1/12                                                      25,000         25,906
                                                                                                           ______

                                                                                                           25,906
                                                                                                           ______

Financials - 0.68%
Residential Capital
     6.50% 4/17/13                                                                          30,000         30,569
     6.875% 6/30/15                                                                        195,000        204,427
                                                                                                          _______

                                                                                                          234,996
                                                                                                          _______

Insurance - 0.07%
Marsh & McLennan 5.375% 3/15/07                                                             25,000         24,984
                                                                                                           ______

                                                                                                           24,984
                                                                                                           ______

Total Corporate Bonds (cost $1,431,032)                                                                 1,440,657
                                                                                                        _________

Municipal Bonds - 0.48%

~ Massachusetts State Special Obligation Revenue Loan 3.679% 6/1/22 (FSA)                  150,000        164,961
                                                                                                          _______

Total Municipal Bonds (cost $164,294)                                                                     164,961
                                                                                                          _______

Non-Agency Collateralized Mortgage Obligations - 0.45%

~ Bank of America Mortgage Securities Series 2002-K 2A1 5.397% 10/20/32                     61,463         61,654
~ Structured Adjustable Rate Mortgage Loan Trust
     Series 2005-22 4A2 5.381% 12/25/35                                                     23,575         23,133
     Series 2006-5 5A4 5.586% 6/25/36                                                       48,510         47,873
~ Washington Mutual Series 2003-AR7 A5 3.066% 8/25/33                                       22,132         21,777
                                                                                                           ______

Total Non-Agency Collateralized Mortgage Obligations (cost $153,885)                                      154,437
                                                                                                          _______

<< Senior Secured Loans - 0.29%

@ Visteon 8.61% 6/13/13                                                                    100,000        100,125
                                                                                                          _______

Total Senior Secured Loans (cost $100,000)                                                                100,125
                                                                                                          _______

Sovereign Debt - 2.64%

Brazil - 0.49%
Federal Republic of Brazil 6.00% 8/15/10                                        BRL        393,960        170,112
                                                                                                          _______

                                                                                                          170,112
                                                                                                          _______

France - 0.17%
Government of France 3.00% 7/25/09                                              EUR         45,400         59,557
                                                                                                           ______

                                                                                                           59,557
                                                                                                           ______

Japan - 1.09%
Japanese Government CPI Linked Bond 0.80% 3/10/16                               JPY     45,135,000        376,353
                                                                                                          _______

                                                                                                          376,353
                                                                                                          _______


Sweden - 0.89%
Swedish Government 3.50% 12/1/15                                                SEK      1,750,000        309,710
                                                                                                          _______

                                                                                                          309,710
                                                                                                          _______

Total Sovereign Debt (cost $890,991)                                                                      915,732
                                                                                                          _______

U.S. Treasury Obligations - 94.09%
U.S. Treasury Inflation Index Bonds
     2.00% 1/15/26                                                              USD      3,338,595      3,191,880
     2.375% 1/15/25                                                                      1,092,467      1,106,209
     3.375% 4/15/32                                                                        562,843        696,959
     3.625% 4/15/28                                                                         88,241        108,992
     3.875% 4/15/29                                                                      2,902,162      3,737,668
U.S. Treasury Inflation Index Notes
     0.875% 4/15/10                                                                         21,525         20,290
     1.875% 7/15/13                                                                      2,425,590      2,349,601
  oo 2.00% 1/15/14                                                                       6,504,779      6,341,907
     2.00% 7/15/14                                                                          37,858         36,888
     2.00% 1/15/16                                                                       3,600,546      3,499,000
     2.375% 4/15/11                                                                      2,352,311      2,340,458
     2.50% 7/15/16                                                                       3,987,503      4,046,071
     3.00% 7/15/12                                                                       2,301,959      2,373,626
     3.375% 1/15/07                                                                        160,860        159,019
     3.375% 1/15/12                                                                         22,965         24,014
     3.875% 1/15/09                                                                      2,287,506      2,336,921
     4.25% 1/15/10                                                                          96,948        101,811
U.S. Treasury Notes 4.875% 8/15/16                                                         175,000        178,691
                                                                                                          _______

Total U.S. Treasury Obligations (cost $32,555,091)                                                     32,650,005
                                                                                                       __________

Total Market Value of Securities - 102.63%
     (cost $35,483,877)                                                                                35,614,465
Liabilities Net of Receivables and Other Assets (See Notes) - (2.63%)                                   (912,622)
                                                                                                        _________


Net Assets Applicable to 3,614,375 Shares Outstanding - 100.00%                                       $34,701,843
                                                                                                      ___________


o  Principal amount shown is stated in the currency in which each security is denominated.

BRL - Brazilian Real
EUR - European Monetary Unit
JPY - Japanese Yen
SEK - Swedish Krona
USD - United States Dollar

~  Variable rate security. The interest rate shown is the rate as of October 31, 2006.

oo Fully or partially pledged as collateral for financial futures contracts.

<< Senior Secured Loans  generally pay interest at rates which are  periodically  redetermined  by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London
   Inter-Bank Offered Rate ('LIBOR') and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

@  Illiquid security. At November 30, 2006, the aggregate amount of illiquid securities equaled $100,125, which represented 0.29% of the Fund's net assets. See Note 5 in "Notes."

Summary of Abbreviations:

CPI - Consumer Price Index
FSA - Insured by Financial Security Assurance
S.F. - Single Family
TBA - To be announced
yr - Year

The following foreign currency exchange contracts and futures contracts were outstanding at October 31, 2006:

Foreign Currency Exchange Contracts (1)

                                                                                                             Unrealized
Contracts to Deliver                          In Exchange For                 Settlement Date              Appreciation
____________________                          _______________                 _______________              ____________

JPY    (7,701,500)                              USD    71,815                     12/20/06                     $ 5,494
                                                                                                               _______

                                                                                                               $ 5,494
                                                                                                               =======


Futures Contracts (2)

        Unrealized                        Contracts              Notional                                  Notional
       Appreciation
       to Buy (Sell)                   Cost (Proceeds)            Value           Expiration Date        (Depreciation)
       _____________                   ______________             _____           _______________        ______________

    4 U.S. Treasury 2 year Notes            $816,196             $817,625             12/31/06             $   1,429
  (3) U.S. Treasury 5 year Notes           (314,491)            (316,688)             12/31/06               (2,197)
    1 U.S. Treasury 10 year Notes            107,818              108,219             12/31/06                   401
 (13) U.S. Treasury long Bond            (1,437,343)          (1,464,531)             12/31/06              (27,188)
                                                                                                            ________

                                                                                                           $(27,555)
                                                                                                           _________

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund's (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

(1) See Note 3 in "Notes."

(2) See Note 4 in "Notes."
____________________________________________________________________________________________________________________________________

Notes
1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Group Government Fund (the "Trust") - Delaware Inflation Protected Bond Fund (the "Fund").

Security Valuation - Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts (and forward foreign cross currency exchange contracts) are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, Fair Value Measurements, (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments(R) Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

2. Investments

At October 31, 2006, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At October 31, 2006, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments                       $35,483,877
Aggregate unrealized appreciation             299,433
Aggregate unrealized depreciation            (168,845)
                                        _____________

Net unrealized appreciation             $     130,588
                                        _____________

For federal income tax purposes, at July 31, 2006, capital loss carryforwards of $7,100 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $7,100 expires in 2014.

3. Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts (and forward foreign cross currency exchange contracts) as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts and forward foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in liabilities net of receivables and other assets.

4. Futures Contracts

The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in liabilities net of receivables and other assets.

5. Credit and Market Risk

The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation protected debt securities issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund may invest up to 10% of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor's Ratings Group and/or Ba or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund also invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Trustees has delegated to Delaware Management Company the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. At October 31, 2006, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures.

Item 2. Controls and Procedures.

     The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal quarter (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: